UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 31, 2017

DOWDUPONT INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38196 (Commission file number)	81-1224539 (IRS Employer Identification No.)

c/o The Dow Chemical Company	c/o E. I. du Pont de Nemours and Company
2030 Dow Center, Midland, MI 48674	974 Centre Road, Wilmington, DE 19805
(989) 636-1000	(302) 774-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

On September 1, 2017, DowDuPont Inc. ("DowDuPont" or the "Company") filed a Current Report on Form 8-K (the "Form 8-K") with the U.S. Securities and Exchange Commission ("SEC" or the "Commission") to report that on August 31, 2017, pursuant to the merger of equals transaction contemplated by the Agreement and Plan of Merger, dated as of December 11, 2015, as amended on March 31, 2017 (the "Merger Agreement"), The Dow Chemical Company ("Dow") and E. I. du Pont de Nemours and Company ("DuPont") each merged with wholly owned subsidiaries of DowDuPont (the "Mergers") and, as a result of the Mergers, Dow and DuPont became subsidiaries of DowDuPont (collectively, the "Merger"). This Current Report on Form 8-K/A is being filed to amend the Form 8-K to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K.

(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheets of DuPont at December 31, 2016 and December 31, 2015 and the related audited consolidated income statements, consolidated statements of equity and consolidated statements of cash flows for each of the three years ended December 31, 2016, 2015 and 2014 are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated balance sheets of DuPont at June 30, 2017 and December 31, 2016, the related unaudited consolidated income statements for the three- and six-month periods ended June 30, 2017 and June 30, 2016 and unaudited consolidated statements of cash flows for the six-month periods ended June 30, 2017 and June 30, 2016 are filed as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The required unaudited pro forma combined financial information with respect to the Merger is filed as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for DuPont.
99.1
Audited consolidated balance sheets of DuPont at December 31, 2016 and December 31, 2015 and the related audited consolidated income statements, consolidated statements of equity and consolidated statements of cash flows for each of the three years ended December 31, 2016, 2015 and 2014, all of which are incorporated by reference to DuPont’s Form 10-K filed with the Commission on February 2, 2017 (applicable pages are 57 (Financial Statement Schedule) and F1 - F63 (Financial Statements and Footnotes)).

99.2
Unaudited consolidated balance sheets of DuPont at June 30, 2017 and December 31, 2016, the related unaudited consolidated income statements for the three- and six-month periods ended June 30, 2017 and June 30, 2016 and unaudited consolidated statements of cash flows for the six-month periods ended June 30, 2017 and June 30, 2016, all of which are incorporated by reference to DuPont’s Form 10-Q filed with the Commission on July 25, 2017 (applicable pages are 3 - 29).

99.3	Unaudited pro forma combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWDUPONT INC.
Registrant
Date: October 26, 2017

By:	/s/ JEANMARIE F. DESMOND	By:	/s/ RONALD C. EDMONDS
Name:	Jeanmarie F. Desmond	Name:	Ronald C. Edmonds
Title:	Co-Controller	Title:	Co-Controller
City:	Wilmington	City:	Midland
State:	Delaware	State:	Michigan

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for DuPont.
99.1
Audited consolidated balance sheets of DuPont at December 31, 2016 and December 31, 2015 and the related audited consolidated income statements, consolidated statements of equity and consolidated statements of cash flows for each of the three years ended December 31, 2016, 2015 and 2014, all of which are incorporated by reference to DuPont’s Form 10-K filed with the Commission on February 2, 2017 (applicable pages are 57 (Financial Statement Schedule) and F1 - F63 (Financial Statements and Footnotes)).

99.2
Unaudited consolidated balance sheets of DuPont at June 30, 2017 and December 31, 2016, the related unaudited consolidated income statements for the three- and six-month periods ended June 30, 2017 and June 30, 2016 and unaudited consolidated statements of cash flows for the six-month periods ended June 30, 2017 and June 30, 2016, all of which are incorporated by reference to DuPont’s Form 10-Q filed with the Commission on July 25, 2017 (applicable pages are 3 - 29).

99.3	Unaudited pro forma combined financial information.